Vanguard® Short-Term Treasury Fund
Schedule of Investments (unaudited)
As of April 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (91.3%)
U.S. Government Securities (81.5%)
[1]	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	683,924	672,169
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	155,015	147,700
[2]	United States Treasury Note/Bond	0.250%	5/31/25	171,600	162,645
	United States Treasury Note/Bond	2.875%	5/31/25	24,800	24,184
	United States Treasury Note/Bond	2.750%	8/31/25	27,100	26,249
	United States Treasury Note/Bond	5.000%	8/31/25	71,900	71,709
	United States Treasury Note/Bond	0.250%	9/30/25	273,800	255,532
	United States Treasury Note/Bond	5.000%	9/30/25	61,000	60,847
	United States Treasury Note/Bond	3.000%	10/31/25	3,900	3,779
	United States Treasury Note/Bond	5.000%	10/31/25	73,500	73,328
	United States Treasury Note/Bond	0.375%	11/30/25	151,000	140,147
	United States Treasury Note/Bond	2.875%	11/30/25	3,000	2,897
[2]	United States Treasury Note/Bond	4.875%	11/30/25	140,000	139,409
	United States Treasury Note/Bond	4.000%	12/15/25	25,000	24,555
	United States Treasury Note/Bond	0.375%	12/31/25	30,700	28,393
	United States Treasury Note/Bond	0.375%	1/31/26	112,400	103,566
	United States Treasury Note/Bond	4.250%	1/31/26	43,000	42,395
	United States Treasury Note/Bond	0.500%	2/28/26	186,800	171,944
	United States Treasury Note/Bond	0.750%	4/30/26	116,300	106,905
	United States Treasury Note/Bond	4.875%	4/30/26	58,000	57,828
[3]	United States Treasury Note/Bond	0.750%	5/31/26	192,100	175,982
	United States Treasury Note/Bond	4.125%	6/15/26	22,000	21,605
	United States Treasury Note/Bond	0.875%	6/30/26	32,200	29,498
	United States Treasury Note/Bond	1.500%	8/15/26	39,000	36,063
	United States Treasury Note/Bond	4.375%	8/15/26	155,126	153,066
	United States Treasury Note/Bond	0.750%	8/31/26	80,200	72,794
	United States Treasury Note/Bond	1.375%	8/31/26	12,000	11,055
	United States Treasury Note/Bond	4.625%	9/15/26	25,100	24,904
	United States Treasury Note/Bond	0.875%	9/30/26	26,000	23,611
	United States Treasury Note/Bond	1.250%	12/31/26	40,000	36,381
	United States Treasury Note/Bond	1.875%	2/28/27	10,900	10,037
	United States Treasury Note/Bond	2.500%	3/31/27	16,000	14,980
	United States Treasury Note/Bond	0.500%	4/30/27	145,200	127,640
	United States Treasury Note/Bond	2.750%	4/30/27	40,000	37,650
	United States Treasury Note/Bond	0.500%	5/31/27	47,000	41,184
	United States Treasury Note/Bond	2.625%	5/31/27	70,000	65,548
	United States Treasury Note/Bond	0.500%	6/30/27	110,000	96,095
	United States Treasury Note/Bond	3.250%	6/30/27	78,700	75,036
	United States Treasury Note/Bond	0.375%	7/31/27	121,000	104,873
	United States Treasury Note/Bond	2.750%	7/31/27	120,000	112,462
	United States Treasury Note/Bond	0.500%	8/31/27	55,000	47,721

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	United States Treasury Note/Bond	0.375%	9/30/27	102,400	88,160
	United States Treasury Note/Bond	4.125%	9/30/27	30,000	29,334
	United States Treasury Note/Bond	0.500%	10/31/27	117,000	100,821
	United States Treasury Note/Bond	4.125%	10/31/27	55,000	53,745
	United States Treasury Note/Bond	0.625%	11/30/27	80,000	69,050
	United States Treasury Note/Bond	3.875%	11/30/27	30,000	29,067
	United States Treasury Note/Bond	0.625%	12/31/27	63,000	54,200
	United States Treasury Note/Bond	0.750%	1/31/28	30,000	25,856
	United States Treasury Note/Bond	1.125%	2/29/28	25,000	21,812
	United States Treasury Note/Bond	1.250%	3/31/28	111,100	97,143
	United States Treasury Note/Bond	1.250%	4/30/28	71,000	61,925
	United States Treasury Note/Bond	1.250%	5/31/28	50,000	43,508
	United States Treasury Note/Bond	1.250%	6/30/28	25,000	21,695
	United States Treasury Note/Bond	1.000%	7/31/28	10,608	9,083
	United States Treasury Note/Bond	1.250%	9/30/28	85,700	73,823
	United States Treasury Note/Bond	4.625%	9/30/28	21,000	20,882
	United States Treasury Note/Bond	1.375%	10/31/28	18,000	15,559
	United States Treasury Note/Bond	2.375%	3/31/29	54,500	48,897
	United States Treasury Note/Bond	2.875%	4/30/29	30,000	27,534
	United States Treasury Note/Bond	2.375%	5/15/29	10,000	8,953
	United States Treasury Note/Bond	3.250%	6/30/29	65,500	61,069
	United States Treasury Note/Bond	2.625%	7/31/29	61,500	55,542
	United States Treasury Note/Bond	3.875%	9/30/29	57,500	55,182
	United States Treasury Note/Bond	4.000%	10/31/29	10,000	9,650
					4,716,856
Agency Bonds and Notes (0.4%)
	Federal Home Loan Banks	1.220%	6/30/27	25,000	22,263
Conventional Mortgage-Backed Securities (9.4%)
[4,5]	Freddie Mac Gold Pool	2.500%	11/1/28	30,692	29,283
[4,5,6]	UMBS Pool	2.500%	1/1/28–1/1/29	96,772	92,437
[4,5]	UMBS Pool	2.000%	10/1/30–10/1/31	195,393	179,548
[4,5]	UMBS Pool	1.500%	11/1/30–1/1/32	264,324	239,415
					540,683
Total U.S. Government and Agency Obligations (Cost $5,336,162)					5,279,802
Asset-Backed/Commercial Mortgage-Backed Securities (8.5%)
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K057	2.570%	7/25/26	29,100	27,577
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K064	3.224%	3/25/27	1,500	1,422
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K065	3.243%	4/25/27	19,737	18,677
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K066	3.117%	6/25/27	61,881	58,257
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K067	3.194%	7/25/27	43,750	41,174
[4,5,7]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K070	3.303%	11/25/27	17,200	16,170
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K071	3.286%	11/25/27	8,300	7,788

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K072	3.444%	12/25/27	15,100	14,235
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K087	3.771%	12/25/28	4,200	3,971
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K090	3.422%	2/25/29	3,100	2,881
[4,5,7]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K506	4.650%	8/25/28	8,121	7,957
[4,5,7]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K508	4.740%	8/25/28	24,000	23,597
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K509	4.850%	9/25/28	26,500	26,166
[4,5,7]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K510	5.069%	10/25/28	24,000	23,855
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K511	4.860%	10/25/28	25,900	25,546
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K512	5.000%	11/25/28	48,700	48,283
[4,5,7]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K513	4.724%	12/25/28	36,700	35,991
[4,5]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K514	4.572%	12/25/28	47,300	46,158
[4,5,7]	Freddie Mac Multifamily Structured Pass-Through Certificates Class A2 Series K520	5.180%	3/25/29	62,000	61,995
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $497,814)					491,700

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (3.5%)
Money Market Fund (3.5%)
[8]	Vanguard Market Liquidity Fund (Cost $203,451)	5.394%	2,034,869	203,467
Total Investments (103.3%) (Cost $6,037,427)				5,974,969
Other Assets and Liabilities—Net (-3.3%)				(190,645)
Net Assets (100%)				5,784,324
Cost is in $000.
1	Securities with a value of $1,214,000 have been segregated as initial margin for recently closed centrally cleared swap contracts.
2	Securities with a value of $3,625,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3	Securities with a value of $6,848,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of April 30, 2024.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	June 2024	2,759	559,129	(3,014)
10-Year U.S. Treasury Note	June 2024	1,489	159,974	(4,366)
				(7,380)
Short Futures Contracts
5-Year U.S. Treasury Note	June 2024	(3,531)	(369,845)	3,376
Ultra 10-Year U.S. Treasury Note	June 2024	(41)	(4,519)	2
Ultra Long U.S. Treasury Bond	June 2024	(572)	(68,390)	1,362
				4,740
				(2,640)
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
The fund had no open swap contracts at April 30, 2024.
F.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of April 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	5,279,802	—	5,279,802
Asset-Backed/Commercial Mortgage-Backed Securities	—	491,700	—	491,700
Temporary Cash Investments	203,467	—	—	203,467
Total	203,467	5,771,502	—	5,974,969
Derivative Financial Instruments
Assets
Futures Contracts[1]	4,740	—	—	4,740
Liabilities
Futures Contracts[1]	7,380	—	—	7,380
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.